UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 14, 2014

EASTGROUP PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-07094	13-2711135
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 East Capitol Street, Suite 400, Jackson, MS 39201

(Address of Principal Executive Offices, including zip code)

(601) 354-3555

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

EastGroup Properties, Inc. (the “Company”) is filing as Exhibit 99.1 (which is incorporated by reference herein) a description of the material U.S. federal income tax considerations relating to the taxation of the Company as a real estate investment trust for federal income tax purposes and the ownership and disposition of Company stock. This description contained in Exhibit 99.1 replaces and supersedes prior descriptions of the federal income tax treatment of the Company and its stockholders to the extent that they are inconsistent with the description contained in this Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

99.1	Material United States Federal Income Tax Considerations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 14, 2014

EASTGROUP PROPERTIES, INC.

By:	/s/ N. Keith McKey

N. Keith McKey
Executive Vice President,
Chief Financial Officer,
Secretary and Treasurer